UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 10, 2016

Date of Report

(Date of earliest event reported)

THE STAFFING GROUP LTD.

(Exact name of Registrant as specified in its Charter)

Nevada	333-185083	99-0377457
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 Townpark Drive, Suite 300, Kennesaw, GA 30144

(Address of Principal Executive Offices)

(678) 881-0834

(Registrant’s Telephone Number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14-a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01 Other Events.

The Securities and Exchange Commission (the “SEC”) has provided guidance to issuers regarding the use of social media to disclose material non-public information. In this regard, investors and others should note that in addition to our SEC filings, press releases, public conference calls and webcasts, we may announce material financial information on our website, www.thestaffinggroupltd.com. We use these channels as well as social media to communicate with the public about our company, our services and other issues. It is possible that the information we post on social media could be deemed to be material information. Therefore, in light of the SEC’s guidance, we encourage investors, the media, and others interested in our company to also review the information we post on our Twitter Feed, www.twitter.com/thestaffgroup (@thestaffgroup).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 10, 2016

THE STAFFING GROUP LTD.
By:	/s/ Kimberly Thompson
Name:	Kimberly Thompson
Title:	Chief Executive Officer